UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FLEXSHARES TRUST

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLEXSHARES TRUST

June 15, 2026

Dear Shareholder:

You are cordially invited to attend a Meeting of Shareholders of FlexShares Trust (the “Trust”), to be held on July 24, 2026 at 10:00 a.m. Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, Miami Conference Room, Global Conference Center, Chicago, Illinois 60603.

At this important meeting, you will be asked to consider and take action on the following proposal (the “Proposal”):

•	Election of eight (8) trustees to the Board of the Trust.

We believe that the Proposal is important. You should carefully read the Proxy Statement, which discusses the Proposal in detail.

The Board Members have approved the Proposal and recommend that you vote “for” the Proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about the Proposal, please call the Trust at 855-353-9383.

Sincerely,

/s/ Kevin P. O’Rourke

Kevin P. O’Rourke

President of FlexShares Trust

IMPORTANT NOTICE

To Shareholders of FlexShares Trust

Q U E S T I O N S & A N S W E R S

Although we encourage you to read the complete Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, including a brief summary of the issue to be voted on.

Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As described in the Proxy Statement, you are being asked to elect the Trustees who oversee your FlexShares Fund(s) (the “Trustee Nominees”). The list of the Trustee Nominees is contained in the enclosed Proxy Statement.

The FlexShares Funds and certain other registered investment companies advised by Northern Trust Investments, Inc. (“NTI”), the investment adviser to the FlexShares Funds, are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the exchange-traded funds (“ETFs”) that are series of FlexShares Trust (the “FlexShares Funds,” and the board members thereof as the “FlexShares Trustees” or “Trustees”). The other group consists of the current board members of the money market funds, mutual funds and ETFs that are series of Northern Funds or Northern Institutional Funds (referred to herein as the “NF/NIF Funds” and board members thereof as the “NF/NIF Trustees”). Except as otherwise noted, each of the NF/NIF Funds and the FlexShares Funds are referred to herein as “Funds,” and collectively referred to herein as the “Fund Complex.”

As part of its ongoing consideration of governance and Trustee succession planning matters, including consideration of the policy pursuant to which a Trustee will retire at the end of the year in which they attain age 78, the Board of Trustees of the FlexShares Trust (the “FlexShares Board” or the “Board”) considered NTI’s proposal regarding the governance of the Fund Complex and determined that it is in the best interests of the FlexShares Trust (the “Trust”) to be overseen by a single board that would thereafter oversee all of the Funds in the Fund Complex. Accordingly, the FlexShares Trustees have proposed the election of eight (8) Trustee Nominees. Seven (7) of the Trustee Nominees currently serve as NF/NIF Trustees and one Trustee Nominee currently serves as both an NF/NIF Trustee and a FlexShares Trustee. It is anticipated that the remaining current FlexShares Trustees, except Ms. Kar, will retire from the FlexShares Board upon the election of the Trustee Nominees, if elected by shareholders. The Board unanimously recommends that you vote FOR each of the Trustee Nominees.

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Q.	WHO ARE THE NOMINEES FOR ELECTION AS TRUSTEES?

A. Eight (8) Trustee Nominees are standing for election to the Board, consisting of one current FlexShares Trustee, Paula Kar, and seven new nominees, Therese M. Bobek, Ingrid LaMae A. de Jongh, Thomas A. Kloet, David R. Martin, William Martin, Cynthia R. Plouché, and Mary Jacobs Skinner. Each Trustee Nominee is a current NF/NIF Trustee. Information about each of the Trustee Nominees is set forth in the Proxy Statement.

Q.	WHY AM I BEING ASKED TO ELECT EACH OF THE TRUSTEE NOMINEES?

A. The election of the Trustee Nominees is part of a succession plan for the FlexShares Board and aligns the membership of the boards of the Fund Complex. If shareholders approve the election of all of the Trustee Nominees, the FlexShares Board will be comprised of the eight (8) Trustees. As noted above, it is anticipated that the current FlexShares Trustees, except Ms. Kar, will retire from the FlexShares Board upon the election of the Trustee Nominees, if elected by shareholders. Each Trustee Nominee, except Ms. Kar, would not be deemed an “interested person” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). If elected by shareholders, Ms. Kar would remain an “interested person” because she is an officer of NTI.

Your Fund’s Board has approved the Proposal after evaluating the potential benefits of aligning the boards of the funds in the Fund Complex and considering the background, skills, experience and other attributes of the Trustee Nominees who would comprise the Board.

Q.	WHAT WILL BE SOME OF THE BENEFITS OF THIS PROPOSAL FOR SHAREHOLDERS?

A. The Proposal, if approved, is expected to align the Fund Complex under a single, unitary board. NTI has advised the FlexShares Board that it believes a single, unitary board will result in governance efficiencies and will expand marketing and distribution opportunities for the Funds in the Fund Complex. In addition, NTI has further advised the FlexShares Board of its view that marketing of the Funds would be more effective by presenting the Fund Complex to the marketplace as one fund family under the common oversight of one board. NTI also has agreed to extend the contractual expense reimbursement agreement with FlexShares Funds to reimburse a portion of the operating expenses of each Fund for a period of two years from the election and seating of a new FlexShares Board.

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Q.	HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. Your Trustees carefully considered and unanimously approved the Proposal and recommend that you vote FOR the Proposal (i.e., in favor of each Trustee Nominee).

Q.	HOW DO I VOTE MY SHARES?

A. Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Board, and in accordance with the judgment of your proxy on other matters.

You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A. You are being sent a proxy card for each Fund account that you have. Please vote on the Proposal shown on each proxy card that you receive.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote is needed to ensure that the Proposal can be acted upon, and, your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.	WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A. The Board considered that due to upcoming retirements over the next few years, the Trust will bear proxy related expenses to elect new FlexShares Trustees. As such, the Trust will bear the expenses related to the services of the proxy solicitor to assist in the solicitation of proxies for the Meeting. Under the

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agreement with the proxy solicitor, the proxy solicitor will be paid a project management fee as well as expenses for materials, postage and distribution. These expenses are currently estimated at $400,000.

Q.	WHERE DO I MAIL MY PROXY CARD?

A. If you receive your proxy card in the mail, you may use the postage-paid envelope provided in your proxy package.

Q.	WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy statement. Simply call the Trust at 855-353-9383 between the business hours of 8:00 a.m. and 4:00 p.m. Central time, Monday through Friday.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to vote your shares promptly, no matter how large or small your holdings may be.

If you received a proxy card in the mail, you may write in your vote on the proxy card, date and sign it, and return it promptly in the envelope provided. You may also vote by telephone or via the Internet, using the instructions provided with your proxy card. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting. If you wish to attend the Meeting and vote your shares, and if your shares are held through a financial intermediary such as a broker-dealer or a bank, you should ask your financial intermediary to issue you a “legal proxy” and bring it with you to the Meeting.

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NOTICE OF MEETING OF SHAREHOLDERS

A Meeting of Shareholders (the “Meeting”) of each series (each a “Fund” and collectively, the “Funds”) of FlexShares Trust (the “Trust”) will be held on July 24, 2026 at 10:00 a.m. Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, Miami Conference Room, Global Conference Center, Chicago, Illinois 60603, and any adjournments or postponements thereof for the following purposes:

(1)	To elect eight Trustees to the Board of the Trust.
(2)	To transact any other business that may properly come before the Meeting.

Shareholders of record at the close of business on June 12, 2026 are entitled to notice of and to vote at the Meeting. The mailing of the Proxy Statement and accompanying Proxy Card to shareholders will commence on or about June 23, 2026.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL (FOR ALL TRUSTEE NOMINEES).

By Order of the Board of Trustees of the Trust,

/s/ José J. Del Real

José J. Del Real

Secretary of FlexShares Trust

June 15, 2026

Even if you expect to attend the Meeting in person, please promptly follow the enclosed instructions to vote by telephone or over the Internet. Alternatively, if you received a proxy card by mail, you may submit voting instructions by signing and dating each proxy card that you receive, and returning it in the accompanying postage-paid return envelope.

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i

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FLEXSHARES TRUST

MEETING OF SHAREHOLDERS

July  24, 2026

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees for the election of Trustee nominees to the Board (the “Board”) of the FlexShares Trust (the “Trust). The proxies are to be voted at a Meeting of shareholders of the investment portfolios of the Trust (each a “Fund” and collectively, the “Funds”). The Meeting will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, Miami Conference Room, Global Conference Center, Chicago, Illinois 60603 on July 24, 2026 at 10:00 a.m. Central time for the purposes set forth in the accompanying Notice of Meeting. The Meeting and any adjournment or postponement thereof is referred to below as the “Meeting.” The mailing of this Proxy Statement and the accompanying Proxy Card to shareholders will commence on or about June 23, 2026.

Shareholders of record of a Fund as of the close of business on June 12, 2026 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights.

Please notify us by calling 1-855-353-9383 if you plan to attend the Meeting. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held through a financial intermediary like a broker-dealer will need to obtain a “legal proxy” and present it at the Meeting in order to vote in person. You may contact the Trust at 1-855-353-9393 to obtain directions to the site of the Meeting.

Appendix A sets forth the number of shares of each Fund outstanding as of the close of business on the Record Date. Appendix B sets forth the information regarding shareholders known to beneficially own 5% or more of the outstanding shares of any Fund as of April 30, 2026.

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The proxies will be solicited by mail and may also be solicited in person or by telephone, e-mail, fax or personal interview by officers of The Northern Trust Company (“TNTC”) or its affiliates. In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Please read this Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A shareholder may request, without charge, copies of a Fund’s most recent annual and semiannual shareholder report in writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-353-9393.

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SUMMARY OF THE PROPOSAL AND FUNDS VOTING

The following table describes the proposal (the “Proposal”) to be considered at the Meeting and the shareholders that are entitled to vote on the Proposal:

Proposal	Shareholders Solicited
1. Election of eight Trustees to the Board of the Trust	All shareholders of the Trust, voting together.

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PROPOSAL – ELECTION OF TRUSTEES

(All Funds of FlexShares Trust)

Information About Current Trustees and Trustee Nominees

The following individuals currently serve on the Board (the “FlexShares Board” or “Board,” and the board members thereof as the “FlexShares Trustees” or “Trustees”) of FlexShares Trust (the “Trust”): Sarah N. Garvey, Philip G. Hubbard, Eric T. McKissack, and Paula Kar. Mr. McKissack is the current chairperson of the FlexShares Board. All of the FlexShares Trustees, except Ms. Kar, are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Ms. Kar is an “interested person” of the Trust (an “Interested Trustee”) because she is an officer of Northern Trust Investments, Inc. (“NTI”). Ms. Garvey and Messrs. Hubbard and McKissack are not seeking re-election to the Board. It is anticipated that Ms. Garvey and Messrs. Hubbard and McKissack will retire from the Board upon the election of the Trustee Nominees.

At its meeting held on April 27, 2026, the FlexShares Board nominated Ms. Kar, a current FlexShares Trustee, and seven (7) new nominees (collectively with Ms. Kar, the “Trustee Nominees”) to serve on the FlexShares Board. The seven new Trustee Nominees currently serve on the Boards of Northern Funds and Northern Institutional Funds (the members thereof referred to herein as the “NF/NIF Trustees”): Therese M. Bobek, Ingrid LaMae A. de Jongh, Thomas A. Kloet, David R. Martin, William Martin, Cynthia R. Plouché, and Mary Jacobs Skinner. Ms. Kar currently serves as both an NF/NIF Trustee and a current FlexShares Trustee. If elected, each Trustee Nominee would be considered an Independent Trustee, except for Paula Kar, who will remain an Interested Trustee.

Each Trustee Nominee was recommended by the Governance Committee of the FlexShares Board and nominated by the FlexShares Board for election by shareholders. If elected, the Trustee Nominees will take office on the Board upon election by shareholders. Each Trustee Nominee has consented to being named in this Proxy Statement and to serve if elected. The Trust does not know of any reason why any Trustee Nominee would be unable or unwilling to serve if elected. Information for each of the Trustee Nominees is provided below.

Each Trustee Nominee elected as a FlexShares Trustee will hold office for an indefinite term until (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such FlexShares Trustee

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and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a FlexShares Trustee retires or resigns, or a FlexShares Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) for an Independent Trustee, in accordance with the Trust’s retirement policy, on last day of the calendar year in which he or she attains the age of 78 years.

Board Considerations

The Funds and certain other investment companies advised by NTI, the investment adviser to the Funds, are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the Trust, comprised of the exchange-traded funds (“ETFs”) advised by NTI that are the series of the Trust (referred to herein as the “FlexShares Funds”). The other group consists of the current board members of the money market funds, mutual funds and ETFs advised by NTI, which are series of Northern Funds or Northern Institutional Funds (referred to herein as the “NF/NIF Funds”). Except as otherwise noted, the NF/NIF Funds and the FlexShares Funds are collectively referred to herein as the “Fund Complex.”

As part of its ongoing consideration of governance and FlexShares Trustee succession planning matters, including consideration of the policy pursuant to which a FlexShares Trustee will retire at the end of the year in which they attain age 78, the Board has considered NTI’s proposal regarding the governance of the Fund Complex and determined that it is in the best interests of the Trust to be overseen by a single unitary board that would thereafter oversee all of the Fund Complex. Accordingly, the FlexShares Trustees have proposed the election of eight Trustee Nominees, all of whom currently serve as NF/NIF Trustees. The current FlexShares Trustees, with the exception of Ms. Kar, will retire from the FlexShares Board upon the election of the Trustee Nominees, if elected by shareholders. As noted above, each of the Trustee Nominees currently serves as a NF/NIF Trustee. The election of the Trustee Nominees is intended to align the membership of the board of the NF/NIF Funds with the board of the FlexShares Funds, resulting in the Fund Complex being overseen by a single, unitary board.

This Proposal is part of a succession plan for the FlexShares Board and, if approved, will align the membership of the boards of the Fund Complex under a single, unitary board. Based on representations to the FlexShares Board by NTI, the FlexShares Board believes that the prospective benefits of a single, unitary board will be advantageous for the Funds. NTI has advised the FlexShares

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Board that it believes a single, unitary board will result in governance efficiencies and will expand marketing and distribution opportunities for the Funds in the Fund Complex. In addition, NTI has further advised the FlexShares Board of its view that marketing of the Funds would be more effective by presenting the Fund Complex to the marketplace as one fund family under the common oversight of one board. NTI also has agreed to extend the contractual expense reimbursement agreement with the FlexShares Funds to reimburse a portion of the operating expenses of each Fund for a period of two years from the election and seating of a new FlexShares Board.

The Board considered the Proposal at meetings of the Board held on February 9, 2026 and March 26, 2026, as well as separate meetings with the Independent Trustees and their counsel (collectively, the “Meetings”). In considering the Trustee Nominees for election, the Board members took into account the qualifications of each Trustee Nominee, NTI’s representations as to anticipated efficiencies and marketing benefits which NTI expects will benefit the Funds, and NTI’s commitment to hold its fees in place for a period of two years from the election and seating of the new Board as outlined under an Expense Reimbursement Agreement between the Trust and NTI. In particular, the Board considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Trustee Nominees in particular. See discussion under “Committees of the Board.”

The Board considered that a Trustee Nominee’s ability to perform his or her duties effectively may have been attained through a Trustee Nominee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee Nominee that led the Board to conclude that he or she should serve as a Board member.

Independent Trustee Nominees:

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy

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program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit and nominating and governance committees of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of the NF/NIF Funds since 2019.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of the NF/NIF Funds since 2019.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past eleven years on the Board of Nasdaq, Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd.; Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an

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emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of the NF/NIF Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC, Nasdaq OMX Nordic OY and Nasdaq CXC Ltd. (collectively, “Nasdaq”). The total of these payments were $6,509,143 and $10,756,134 in each of 2024 and 2025, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35 year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of the NF/NIF Funds since 2017.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead

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Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas’ Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of the NF/NIF Funds since July 2024.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She served as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company, from 2017 to 2021. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. She has served as an independent trustee of MassMutual open-end investment funds since 2022. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from 2014 to 2018. She has served as an Independent Trustee of the NF/NIF Funds since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other Portfolio service providers as a result of her service as an Independent Trustee of Northern Institutional Funds since 2000 and Northern Funds since 1998.

Interested Trustee Nominee:

Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy,

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innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds and ETFs), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of the FlexShares Funds and the NF/NIF Funds since September 2024.

The following table sets forth certain information about the Trustee Nominees for the Board. Each Trustee Nominee would oversee the 27 FlexShares Funds.

NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(2)
Therese M. Bobek Year of Birth: 1960 Nominee	†	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc. • Trustee of Northern Funds since 2019 • Trustee of Northern Institutional Funds since 2019
Ingrid LaMae A. de Jongh Year of Birth: 1965 Nominee	†

• Chief Schooling Officer & Provost since 2020 and Head of School Management and Technology from 2016 to 2020, Success Academy Charter Schools;

• Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

• Trustee of Northern Funds since 2019 • Trustee of Northern Institutional Funds since 2019

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NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(2)

• Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

• Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

Thomas A. Kloet Year of Birth: 1958 Nominee	†

• Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq MRX, LLC, Nasdaq ISE, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2015;

• Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc. • Trustee of Northern Funds since 2015 • Trustee of Northern Institutional Funds since 2015
David R. Martin Year of Birth: 1956 Nominee	†

• Professor of Instruction, University of Texas, McCombs School of Business since 2017;

• Chief Financial Officer, Neo Tech (an electronics manufacturer) from 2019 to 2023;

• Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

• Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

• Trustee of Northern Funds since 2017 • Trustee of Northern Institutional Funds since 2017

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NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(2)
• Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.
William Martin Year of Birth: 1970 Nominee	†

• Investment Committee Chair, Foundation for the Carolinas (a community foundation) since 2022;

• Board Member, Social Venture Partners, Charlotte (a venture philanthropy partnership) since 2012;

• Senior Managing Director, Chief Investment Officer of Global Fixed Income, Nuveen/TIAA (an investment manager) from 2004 to 2020.

• None • Trustee of Northern Funds since 2024 • Trustee of Northern Institutional Funds since 2024
Cynthia R. Plouché Year of Birth: 1957 Nominee	†

• Assessor, Moraine Township, Illinois from 2014 to 2018;

• Trustee of AXA Premier VIP Trust (registered investment company-
34 portfolios) from 2001 to 2017;

• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

• Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

• Founder, Chief Investment Officer and Managing Director of Abacus Financial Group (a manager of fixed income portfolios for institutional clients) from 1991 to 2003.

• MassMutual complex (55 portfolios in five investment companies) • Trustee of Northern Funds since 2014 • Trustee of Northern Institutional Funds since 2014

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NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(2)
Mary Jacobs Skinner, Esq. Year of Birth: 1957 Nominee	†

• Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

• Executive Committee Member and Director, Boca Grande Clinic, since 2019;

• Member, Law Board, Northwestern Pritzker School of Law, since 2019;

• Director, Pathways Awareness Foundation since 2000;

• Harvard Advanced Leadership Fellow-2016;

• Retired in 2015 as partner in the law firm of Sidley Austin LLP;

• Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None • Trustee of Northern Funds since 1998 • Trustee of Northern Institutional Funds since 2000
(1)	Each Independent Trustee may be contacted by writing to the Trustee, c/o Michael Mabry, Stradley Ronon Stevens & Young LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103.
(2)

This column includes only directors of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., public companies) or other investment companies registered under the 1940 Act.

†	Nominee for election who does not currently serve on the Board.

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NOMINEE FOR ELECTION AS INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1) POSITIONS HELD WITH TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(2)
Paula Kar (3) Year of Birth: 1975 Interested Trustee	September 2024	• Global Head of Product at Northern Trust Asset Management from 2023 to present; • Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023.	• Trustee of Alpha Core Strategies Fund since 2024 • Trustee of Northern Funds since 2024 • Trustee of Northern Institutional Funds since 2024
(1)	Ms. Kar may be contacted by writing to her at 50 S. LaSalle St., Chicago, Illinois 60603.
(2)

This column includes only directors of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., public companies) or other investment companies registered under the 1940 Act.

(3)	An “interested person,” as defined by the 1940 Act. Ms. Kar is an “interested” Trustee because she is an officer, of NTI and its parent company.

After careful consideration at the Meetings, the Board concluded that, based on each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees, it was in the best interests of each Fund and its shareholders to nominate and elect all of the Trustee Nominees.

Required Vote

Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other portfolios of the Trust, voting as a single class in the election of Trustees. Election of each Trustee Nominee requires a plurality of the shares voted at the Meeting. The Trustee Nominees to the Board who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet the Trust’s quorum requirements. Cumulative voting is not permitted.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

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DESCRIPTION OF THE CURRENT BOARD

The current Board is responsible for oversight of the Trust. The Trust has engaged NTI to manage the FlexShares Funds on a day-to-day basis. The Board oversees NTI and certain other principal service providers in the operations of the Funds. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Ms. Kar serve as an Interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets at regularly scheduled in-person and virtual meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person, virtually or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel.

As stated below, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is currently chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities, and also serves as a member of the Audit and Governance Committees. The Trustees have determined that the Board’s leadership and committee structure is appropriate because it sets the proper tone to the relationships between the Trust, on the one hand, and NTI and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Each of the Independent Trustees has entered into a consulting agreement with NTI. Under the terms of the consulting agreement, the Trustee shall provide consulting services to the Trustee Nominees to aid in the transition and oversight of the FlexShares Funds. Each consulting agreement shall run for a two-year period from the date of the Trustee’s retirement. In consideration for the consulting services to be provided under the terms of the agreement, the Trustee shall receive compensation from NTI commensurate with the compensation that the Trustee would have received had he or she served as a Trustee through the earlier of his or her scheduled retirement date or 2030. NTI will also obtain and pay for a tail insurance policy for the retiring FlexShares

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Trustees. In addition, the Board recently amended the indemnification provisions of the Trust’s Declaration of Trust to provide, among other things, more specificity on the Trust’s indemnification obligations, and approved an Indemnification Agreement between the Trust and each retiring FlexShares Trustee that, among other things, contractually obligates the Trust to meet its indemnification obligations to each retiring FlexShares Trustee.

Remuneration of the Trustees

The Trust pays each Independent Trustee annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trusts do not provide pension or retirement benefits to the Trustees.

Each Independent Trustee is entitled to participate in the Trust’s deferred compensation plan (the “DC Plan”). Under the DC Plan, an Independent Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares® Morningstar US Market Factor Tilt Index Fund, the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares® Global Quality Real Estate Index Fund, the FlexShares® Quality Dividend Index Fund, FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund, FlexShares® Ultra-Short Income Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® US ESG Select Index Fund and/or FlexShares® High Yield Value-Scored Bond Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

No compensation was paid to any Trustee Nominee by the Trust in its most recent fiscal year.

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Trustee Ownership of Fund Shares

The following table shows the dollar range of the value of shares of each Fund, and the dollar value of the shares of all investment portfolios in the Fund Complex, owned directly or beneficially by the Trustee Nominees, as of April 30, 2026.

Independent Trustee Nominee	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Therese M. Bobek	Over $100,000

Ingrid LaMae A. de Jongh	Over $100,000

Thomas A. Kloet	Over $100,000

David R. Martin	Over $100,000

William Martin	Over $100,000

Cynthia R. Plouché	Over $100,000

Mary Jacobs Skinner	Over $100,000

Interested Trustee Nominee	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Paula Kar	None

(1)	The Fund Complex consists the Funds of FlexShares Trust (27 series), Northern Funds (49 series), and Northern Institutional Funds (5 series).
(2)	None of the Trustee Nominees own directly or beneficially any shares of the Funds.

Interests of Certain Independent Nominees

As of April 30, 2026, the Independent Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares.

Board Meetings, Committees and Other Related Matters

The Board is responsible for overseeing generally the operation of its Funds, including reviewing and approving the Funds’ contracts with NTI. The officers are responsible for the day-to-day management and administration of the Funds’ operations. The Board met six times during the fiscal year ended October 31,

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2025. Each Trustee attended or participated telephonically in at least 75% of all applicable Board and Committee meetings during the respective fiscal year. A shareholder may send communications to the Board by writing to the Secretary of the Trust, at the Trust’s principal office.

Risk Oversight

The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, NTI, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of NTI and certain service providers. The actual day-to-day risk management with respect to the Trust resides with NTI and other service providers to the Trust. NTI has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of NTI and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or NTI, its affiliates or other service providers.

Committees of the Boards

The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.

Audit Committee. The Audit Committee currently consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is an Independent Trustee. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee pre-approves permitted non-audit services to be provided by the independent

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registered public accounting firm to: (1) NTI; and (2) any entity in a control relationship with NTI that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met twice during the last fiscal year ended October 31, 2025.

Governance Committee. The Governance Committee currently consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations (accompanied by resumes) should be submitted to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the FlexShares® Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules and Regulations under the 1940 Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board’s diversity. The Governance Committee met twice during the last fiscal year ended October 31, 2025. The Governance Committee has adopted a written charter, which is included as Appendix C.

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Officers of the Trust

The following table sets forth information regarding the officers of the Trust. The officers are appointed by the Board and hold office at the pleasure of the Board or until their successors are duly elected and qualified, or until they die, retire, are removed or become disqualified. Certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin O’Rourke Year of Birth: 1971 50 South LaSalle Street Chicago, IL 60603 President since August 2024

•   President of Northern Funds, Northern Institutional Funds and FlexShares Trust since August 2024; Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Institutional Funds and Northern Funds from 2015 to 2024.

Randal E. Rein Year of Birth: 1970 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	• Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008.

Maya Teufel Year of Birth: 1972 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2019

•   Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019.

Craig R. Carberry, Esq. Year of Birth: 1960 50 South LaSalle Street Chicago, IL 60603 Chief Legal Officer since June 2019

•   Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President of The

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NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Northern Trust Company since August 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019-2023; Associate General Counsel and Senior Vice President at The Northern Trust Company from June 2015 to 2021; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011-2019.

José J. Del Real Year of Birth: 1977 50 South LaSalle Street Chicago, IL 60603 Secretary since December 2018

•   Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Secretary of Northern Funds and Northern Institutional Funds since November 2018.

Christopher P. Fair Year of Birth: 1982 50 South LaSalle Street Chicago, IL 60603 Vice President since June 2019

•   Vice President, The Northern Trust Company since March 2020; ETF Services Manager, Northern Trust Investments, Inc. since June 2019; Second Vice President, The Northern Trust Company from November 2015 to March 2020; ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019.

Darlene Chappell Year of Birth: 1963 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006;

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NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and the Equity Long/Short Opportunities Fund (formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019 and Belvedere Advisors LLC from 2019 to 2023.

Tim Handell Year of Birth: 1989 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since December 2022

•   Senior Counsel and Senior Vice-President of The Northern Trust Company since November 2021; Assistant Secretary of FlexShares® Trust since December 2022; Assistant General Counsel of Legal & General Investment Management America, Inc. from March 2021 to November 2021; Associate Counsel of Legal & General Investment Management America, Inc. from March 2017 to March 2021.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, retire, are removed or become disqualified.

Remuneration of the Interested Trustee and Officers

The Trust’s officers and Interested Trustee do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as investment adviser. Messrs. Carberry, Del Real, Fair, Handell, O’Rourke, and Rein and Mses. Teufel and Chappell are officers of NTI and/or its affiliates.

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ADDITIONAL INFORMATION

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST’S OCTOBER 31, 2025 ANNUAL REPORTS AND APRIL 30, 2025 SEMI-ANNUAL REPORTS: FLEXSHARES ETFS, C/O FORESIDE FUND SERVICES, LLC, THREE CANAL PLAZA, SUITE 100, PORTLAND, ME 04101 OR 1-855-353-9383.

Other Business

As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than the Proposal described above. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Meeting

A proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal office), by executing a superseding proxy, or by attending the Meeting and voting in person (and, if shares are held of record by a financial intermediary, presenting a legal proxy obtained from the financial intermediary at the Meeting). All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby “FOR” each of the Trustee Nominees set forth in the Proposal and will use their best judgment in connection with the transaction of any other business as may properly come before the Meeting.

Holders of shares of the Trust, representing one-third of the votes entitled to be cast at the Meeting in person or by proxy shall be a quorum for the transaction of business with respect to the Proposal at the Meeting, but any lesser number will be sufficient for adjournments. In the event that at the time any session of

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the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received in favor of one or more adjournments of the Meeting to permit further solicitation of proxies to obtain a quorum. The chair of the Meeting is authorized to adjourn the Meeting from time to time in order to establish quorum or for such other reasons as the chair may reasonably determine to be in the best interest of the Trust and its shareholders.

Holders of shares representing a majority of votes cast at the Meeting in person or by proxy shall decide any other business as may properly come before the Meeting, including with respect to adjournment. An instruction of “Withhold All” will be treated as shares that are present at the Meeting for quorum purposes, but will not be counted as a vote cast. Because the Trustee Nominees may be elected by a plurality vote, an instruction of “Withhold” or “Withhold All” will generally have no effect on the election of Trustee Nominees. Because the Proposal is the only proposal scheduled to be brought before the Meeting, and may be voted at the discretion of broker-dealers holding record ownership of shares, under applicable Exchange rules the Trust will not receive any “broker non-votes” at the Meeting.

Independent Registered Public Accountant

Deloitte & Touche LLP (“Deloitte), an independent registered public accounting firm, currently serves as the independent public accountant of the Trust. The Board has selected Deloitte as the independent public accountant to examine and report on the financial statements of each Fund for its two most recent fiscal years. Deloitte has advised the Board that neither Deloitte nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of Deloitte are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

As a part of their oversight of each applicable Fund’s expenses, the Audit Committee of the Trust reviewed and discussed with NTI and Deloitte each Fund’s financial statements for the most recently completed fiscal year. The Audit Committee has reviewed the audit fees of Deloitte and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting Deloitte from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee selected Deloitte to serve as the independent public accounting firm for each Fund for the current fiscal year. In addition, the Audit

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Committee has considered whether the provision of non-audit services to any entity controlling, controlled by, or under common control with NTI that provides ongoing services to the Trust, not pre-approved pursuant to pre-approval requirements under applicable federal securities regulations, is compatible with maintaining the registered public accountant’s independence in performing audit services.

The fees paid to Deloitte by the Trust during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by Deloitte to the Funds and the aggregate non-audit fees billed by Deloitte for services rendered to the Funds, NTI and any other entity controlling, controlled by or under common control with NTI that provides ongoing services to the Funds are described in Appendix D.

Pursuant to the Amended and Restated Audit Committee Charter of the Trust, dated September 28, 2017 (the “Charter”), the Audit Committee shall pre-approve all audit services to be provided by independent auditors and, with respect to any non-audit services, (1) pre-approve all non-audit services to be provided by the independent auditors to the Funds; provided that, the pre-approval requirement set forth in the Charter does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval required by the Charter and (ii) do not aggregate more than 5% of total revenues paid to the independent auditors by the Funds during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit; and (2) pre-approve all non-audit services to be provided by the independent auditors to Northern (Northern includes NTI and any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Funds) where the nature of the services provided has a direct impact on the operations or financial reporting of the Funds (such services, “Northern Services”); provided that the pre-approval requirement set forth in the Charter does not apply to Northern Services that (i) were not identified as such at the time of the pre-approval required by the Charter and (ii) do not aggregate more than 5% of total revenue paid to the independent auditors by the Funds for all services and by Northern for Northern Services during the fiscal year in which those services are provided, if the audit committee approves the provision of such Northern Services prior to the completion of the audit. The pre-approvals may be delegated to a designated representative (or representatives) of the Audit Committee, and such pre-approvals and approvals must be reported to the full audit committee at its next meeting. Each designated representative must be a member of the Audit Committee.

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Share Ownership Information

Appendix B sets forth the persons who, to the knowledge of the Trust, owned of record or are known by the Trust to have beneficially owned 5% or more of the shares of any Fund as of April 30, 2026. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

Manner and Cost of Proxy Solicitation

The Trust has engaged the services of Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. Proxies will be solicited by mail and may also be solicited in person or by telephone, e-mail, fax, Internet or personal interview by officers of TNTC. In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as expenses for materials, postage and distribution. Expenses are currently estimated at $400,000.

Multiple Shareholders in a Household

Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you currently are enrolled in householding, the Trust may mail only one copy of this Proxy Statement to you, unless the Trust has received contrary instructions from a shareholder in your household. If a shareholder wants to receive multiple copies of these materials, the shareholder should contact their broker-dealer.

Shareholder Proposals

The Trust is not required, nor does it intend, to hold annual meetings of shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less

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than a majority of a Board holding office has been elected by the shareholders or when called by the Trustees upon written request of shareholders owning at least a majority of the shares outstanding and entitled to vote, except to the extent that a lesser percentage is prescribed by the 1940 Act). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their Fund must submit the proposal in writing so that it is received by the appropriate Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under “Information About the Funds.”

Information About the Investment Adviser, Distributor and Administrator

Northern Trust Investments, Inc. (previously defined herein as “NTI”), a subsidiary of Northern Trust Corporation, located at 50 South LaSalle St., Chicago, Illinois 60603, acts as the investment adviser of the Funds.

Foreside Fund Services, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor.

JPMorgan, located at 70 Fargo Street, Boston, Massachusetts 02210, acts as administrator for the Funds.

Information About the Funds

The Trust currently has its principal office at 50 South LaSalle Street, Chicago, Illinois 60603.

* * *

Even if you expect to attend the Meeting in person, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage paid return envelope.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

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APPENDIX A

OUTSTANDING SHARES

FLEXSHARES TRUST

As of June 12, 2026, each Fund of FlexShares Trust had the following number of shares outstanding:

FUND	OUTSTANDING SHARES
FlexShares® Core Select Bond Fund	7,675,001
FlexShares® Credit-Scored US Corporate Bond Index Fund	14,500,001
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	750,001
FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	1,600,001
FlexShares® Disciplined Duration MBS Index Fund	4,550,001
FlexShares® Emerging Markets Quality Low Volatility Index Fund	500,001
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	1,225,000
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	1,150,000
FlexShares® ESG & Climate US Large Cap Core Index Fund	1,400,000
FlexShares® Global Quality Real Estate Index Fund	6,400,001
FlexShares® High Yield Value-Scored Bond Index Fund	27,350,001
FlexShares® iBoxx® 3-Year Target Duration TIPS Index Fund	106,604,000
FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund	43,500,001
FlexShares® International Quality Dividend Dynamic Index Fund	2,500,001
FlexShares® International Quality Dividend Index Fund	32,900,001
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	6,600,001
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	4,600,001
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	136,550,001

A-1

FUND	OUTSTANDING SHARES
FlexShares® Morningstar US Market Factor Tilt Index Fund	8,000,001
FlexShares® Quality Dividend Defensive Index Fund	6,225,001
FlexShares® Quality Dividend Index Fund	24,492,921
FlexShares® STOXX® Global Broad Infrastructure Index Fund	46,450,001
FlexShares® STOXX® Global ESG Select Index Fund	475,001
FlexShares® STOXX® US ESG Select Index Fund	750,001
FlexShares® Ultra-Short Income Fund	19,180,001
FlexShares® US Quality Large Cap Index Fund	10,775,001
FlexShares® US Quality Low Volatility Index Fund	2,125,001

A-2

APPENDIX B

5% SHARE OWNERSHIP

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of April 30, 2026, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:

FlexShares® US Quality Low Volatility Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	839,784	37.56%
Merrill Lynch P.O. Box 2011 Lakewood, NJ 08701	254,416	11.38%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	242,075	10.83%
LPL Financial P.O. Box 629022 El Dorado Hills, CA 95762	201,070	8.99%
Wilmington Trust 626 Commerce Drive, 3rd Floor Amherst, NY 14228	121,591	5.44%

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	746,360	65.58%
Wilmington Trust 626 Commerce Drive, 3rd Floor Amherst, NY 14228	132,249	11.62%

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	101,142	8.89%

FlexShares® Emerging Markets Quality Low Volatility Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Goldman Sachs & Co. LLC P.O. Box 3197 New York, NY 10282	92,510	35.48%
BofA Securities, Inc. 1 Bryant Park New York, New York 10036	61,467	23.57%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	45,829	17.58%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	26,480	10.16%

FlexShares® Morningstar US Market Factor Tilt Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	5,690,134	73.98%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	630,343	8.20%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	434,978	5.66%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	3,859,670	60.39%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	816,483	12.78%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	535,725	8.38%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	3,329,609	70.92%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	355,038	7.56%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	269,933	5.75%

FlexShares® US Quality Large Cap Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	7,396,858	70.70%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	1,150,707	11.00%

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	553,537	5.10%

FlexShares® STOXX® US ESG Select Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	167,193	22.73%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	158,354	21.53%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	87,455	11.89%
LPL Financial P.O. Box 629022 El Dorado Hills, CA 95762	72,698	9.88%
Vanguard Brokerage Services 5951 Luckett Court, Suite A1 El Paso, TX 79932	39,841	5.42%
BofA Securities, Inc. 1 Bryant Park New York, New York 10036	39,339	5.35%

FlexShares® STOXX® Global ESG Select Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	184,720	37.37%

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	106,240	21.49%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	83,821	16.96%
JPMorgan Securities LLC P.O. Box 183211 Columbus, OH 43218	31,582	6.39%

FlexShares® ESG & Climate US Large Cap Core Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	1,247,117	88.69%

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	1,103,446	88.04%

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	79,511,368	63.20%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	14,234,916	11.32%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	11,890,137	9.45%

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	37,122,925	80.37%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	4,662,637	10.09%

FlexShares® Global Quality Real Estate Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	3,951,806	67.39%
ESL Federal Credit Union 100 Kings Highway South Rochester, NY 14617	609,395	10.39%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	438,480	7.48%

FlexShares® Quality Dividend Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	11,826,910	47.73%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	3,136,842	12.66%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	1,809,180	7.30%

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
TIAA Trust, N.A. 211 North Broadway Suite 1000 St. Louis, MO 63102	1,590,301	6.42%

FlexShares® Quality Dividend Defensive Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	3,433,739	55.90%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	672,433	10.95%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	477,393	7.77%

FlexShares® International Quality Dividend Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	16,863,793	51.34%
KeyBank N.A. 127 Public Sq Cleveland, OH 44114	3,102,360	9.44%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	2,151,320	6.55%
RBC Wealth Management 1211 Avenue of the Americas, Suite 3300 New York, NY 10036	2,108,038	6.42%

FlexShares® International Quality Dividend Dynamic Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	698,951	28.31%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	368,777	14.94%
Merrill Lynch P.O. Box 2011 Lakewood, NJ 08701	306,740	12.42%
US Bank Securities Control 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	285,285	11.56%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	173,617	7.03%
LPL Financial P.O. Box 629022 El Dorado Hills, CA 95762	164,098	6.65%
UBS Financial Services, Inc 1000 Harbor Boulevard Weehawken, NJ 07086	127,787	5.18%

FlexShares® iBoxx® 3-Year Target Duration TIPS Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	86,855,837	83.33%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	7,441,425	7.14%

FlexShares® iBoxx® 5-Year Target Duration TIPS Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	17,416,877	42.31%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	10,944,183	26.58%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	5,333,117	12.95%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	3,218,503	7.82%

FlexShares® Disciplined Duration MBS Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	1,545,060	35.63%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713-2107	1,021,179	23.55%

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Cornerstone National Bank & Trust One W Northwest Hwy Palatine, IL 60067	528,939	12.20%
Wells Fargo Clearing Services 1 North Jefferson Avenue St. Louis, MO 63103	396,641	9.15%
Morgan Stanley 1300 Thames Street, 7th Floor Baltimore, MD 21231	329,231	7.59%

FlexShares® Credit-Scored US Corporate Bond Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	4,134,982	28.86%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	3,958,601	27.63%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	1,874,796	13.09%
Morgan Stanley 1300 Thames Street, 7th Floor Baltimore, MD 21231	1,156,755	8.07%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713-2107	840,332	5.87%

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082	197,552	24.85%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	106,735	13.42%
Cornerstone National Bank & Trust One W Northwest Hwy Palatine, IL 60067	96,419	12.13%
JPMorgan 500 Stanton Christiana Road Newark, DE 19713-2107	77,377	9.73%
JPMorgan Securities LLC P.O. Box 183211 Columbus, OH 43218	63,940	8.04%
Vanguard Brokerage Services 5951 Luckett Court, Suite A1 El Paso, TX 79932	61,219	7.70%
Goldman Sachs & Co. LLC P.O. Box 3197 New York, NY 10282	54,769	6.89%

FlexShares® High Yield Value-Scored Bond Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	16,644,215	62.93%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	2,600,404	9.83%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	2,186,352	8.27%

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	781,120	74.46%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	131,786	12.56%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	71,278	6.79%

FlexShares® Ultra-Short Income Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	15,884,919	86.38%

FlexShares® Core Select Bond Fund

Nominee Name/Address	Amount of Shares	Percentage of Shares (%)
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	1,594,193	30.97%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	972,537	18.89%
Northern Trust Company 50 S LaSalle Street Chicago, Illinois 60603	859,801	16.70%
Commercial Bank 1901 Main Street Parson, KS 67357	406,806	7.90%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	403,957	7.85%
The Park National Bank 50 North Third Street Newark, OH 43055	305,927	5.94%

APPENDIX C

FLEXSHARES TRUST

Governance Committee Charter

The responsibilities of the Governance Committee of the FlexShares Trust (the “Trust”) include:

•

Recommending to the Board of Trustees of the Trust the slate of nominees for Independent Trustees to be elected (including any Trustees to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules and Regulations under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other Trustees and will contribute to the Board’s diversity.

•

Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates whom the Committee anticipates recommending to the Board of Trustees for service as an Independent Trustee on the Board of the Trust. The Committee will not consider any candidate for an Independent Trustee who (1) has served as an officer or director of the Trust’s manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or Interested Trustee of the Trust or its affiliates.

•

Reviewing the independence of Independent Trustees then serving on the Board of the Trust. An otherwise Independent Trustee who served as an officer or director of the Trust’s manager, investment adviser, principal underwriter or any affiliate thereof will not be

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deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Trustee of the Trust or its affiliates will be deemed independent. No person who receives, or who in the preceding five years has received, any consulting, advisory or similar fee from Northern Trust Investments, Inc. or any affiliate thereof, will be deemed independent.

•

Reviewing any opportunities of a Trustee to join the board of another registered investment company fund group or any financial services company. The Committee shall consider, among other things, potential time commitments and conflicts of interest presented by the proposed board service from the perspective of the Trust and the adviser as well as independence issues under the Investment Company Act. Trustees will make the Committee aware of any such opportunities as promptly as possible so as to enable the Committee to fulfill this responsibility on a timely basis.

•	Recommending, as appropriate, to the Board the Independent Trustees to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•

Being available to assist the Board of Trustees in evaluating the quality of Trustees participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire.

•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•	Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions.

•	Annually monitoring the attendance by each Independent Trustee at educational seminars, conferences or similar meetings. The Board encourages each Independent Trustee to attend at least one such

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meeting per year. Any Trustee who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent Trustee before or upon the new Trustee joins the Board.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s practices as compared to published industry practices.

•	Reviewing, at least annually, the performance of outside counsel to the Trust and of counsel to the Independent Trustees, including fees and expenses.

•	Reviewing Trustee compliance with the requirement that a Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 78.

•

Reviewing each Director’s beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan*, investments in one or more Funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•	Reviewing and making recommendations to the Board of Trustees concerning Trustee compensation and expenses, including:

–	annual fees;

–	supplemental compensation for Committee service;

–	supplemental compensation for serving as a Board or Committee Chair;

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–	Board or Committee meeting attendance fees; and

–	expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

•	Performing such other responsibilities and functions as the Board of Trustees may from time to time refer to the Committee by resolution.

The Committee shall meet as requested by the Committee’s Chair. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions.

Adopted: September 2011

Amended and Restated: June 14, 2019 and June 22, 2023

* While eligible for purposes of compliance with this share ownership policy, investments in the deferred compensation plan are not deemed to be beneficial holdings for purposes of disclosing Trustee share ownership in the Trust’s registration statement. Accordingly, such investments will be disclosed in a footnote rather than in the table of Trustee share ownership in the SAI.

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APPENDIX D

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT BY FLEXSHARES

TRUST (THE “TRUST”)

	2025
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$687,420	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$209,599	$0
All Other Fees(d)	$0	$0
Total:	$897,019	$0

	2024
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$723,840	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$82,360	$0
All Other Fees(d)	$0	$0
Total	$806,200	$0

(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2025 and October 31, 2024 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)	“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of

D-1

NTAC:2SE-18

the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”
(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Trust, and Service Affiliates, for the periods ended October 31, 2025 and October 31, 2024, respectively, were $4,953,585 and $4,358,755. No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of the pre-approval requirements under applicable federal securities regulations for the periods ended October 31, 2025 and October 31, 2024.

D-2

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SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00631-S39708

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted "FOR" ALL of the Nominees at the Meeting.

The Board of Trustees recommends that you vote FOR ALL of the Nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Therese M. Bobek
02) Ingrid LaMae A. de Jongh
03) Thomas A. Kloet
04) David R. Martin
05) William Martin
06) Cynthia R. Plouché
07) Mary Jacobs Skinner
08) Paula Kar

Sign your name exactly as it appears on this card. If shares are held jointly, one or more joint owners should sign personally. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date

NTAC:2SE-18

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EVERY SHAREHOW.ER’S VOTE IS IMPORTANn VOTE THIS PROXY CARD TODAV! Important Notice Regarding the Avail:abilitv of Proxy Materials for tile Meeting to be Held onJIJly 24, 2026. The Notice and Proxy Statement for rtiis meeting is available at: VIWlll.proX’(IIOte.com TOOfJl.S!lt7C8 FLEXSHARES TRUST MEETING OF SHAREHOLDE’RS TO HE HELD ON JUlY 24, 2026 The undersigned holder of shares of beneficial interest of the Fle.xShares Trust (the “Trust”) hereb-y revokes any preview proxy and appoil’lts Kevin P. O’Rourke, Craig R_ carberry and Jose J_ Del Real, and each ofthem, with full power of substitution and revocation, as. proxies to represent the und~ned at the Meeting of Sharehofders (the “Meeting”) ofthe Trust to be held on July 24, 2026 at 10:00 a.m., Central Time, at the offices. of The Northern Trust Company, 50 South LaSalle Street, Miami Conference Room, Glot>al c.onterence Center, Chicago, Ulinois 60603, and at any or all adjournments or postponements thereof, and to vote all shares of beneficial intere-s.t of the Trust which the undersigned would be entitled t o vote, with all powers. the undersigned woul d pos.sess if personaDy present, in accordance with the instructions on this proxy. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPEOIHCATION IS MADE AND THE PROXY CARD IS E)(EaJTED, THE PROXY CARD Will BE VOTED “FOR” All OF THE NOMINEES SET FORTH ON THE REVERSE. THE PROXIES Will VOTE IN lHEIR SEST JUDGMENT ,IN CONNECTION WITH ANV OTHER BUSINESS THAT MAY PROP£RLV COME BEFORE THE MEETLNG, INCt.UDING WITH RESP,ECJ TO ADJOURNMENT. Re<.eipt of Noti<;e of Meeting .and Proxy Statement is her-el:ly adcnowledged. cormNUED AND TO BE SIGNED ON REVERSE SID’E